EXHIBIT 32.2



In connection with the quarterly report of Univec, Inc. (the "Company") for quarter ended September 30, 2003 on Form 10-QSB as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Lesisko, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                               UNIVEC, INC.


Dated: December 29, 2003              By:  /s/ Michael Lesisko
                                              --------------------------------
                                              Michael Lesisko, Chief Financial
                                              Officer